EXHIBIT 10.15

August 4, 2009

Mr. James C. Einarsen, Manager

Viking Exploration, LLC

6475 West Kingsley Ave.

Littleton, CO 80128

RE: Option to Purchase Okie Draw

and South Okie Prospects,

Natrona County, Wyoming

Dear Mr. Einarsen:

This letter will serve as a formal agreement between Empire and Viking with respect to Empire’s option to purchase all of Viking’s leasehold and producing interests in the Okie Draw and South Okie Prospects, a description of which is attached hereto as Schedule “A”.

As consideration to Empire for paying the lease rentals due August 31, 2009 and September 30, 2009 on leases listed on Schedule “A” and paying Viking a Twenty Five Thousand Dollars ($25,000) cash payment, Viking will grant Empire a six (6) month option commencing September 1, 2009 and ending February 28, 2010, to acquire all of Viking’s interests in the leases listed on Schedule “A” for the cash consideration of Thirty Five Thousand Dollars ($35,000). In addition to receiving the cash consideration Viking shall retain the overriding royalties as outlined in Exhibit “A”.

During such six (6) month option period Empire will make every effort to locate and purchase the seismic survey conducted by Southland Royalty Corp or its successor in ownership. Perhaps this data cannot be located; if not, Empire will research the cost of a new survey.

In the event Empire exercises its option and drills a test well and any additional development wells, Empire will pay to Viking Ten Thousand Dollars ($10,000) for each completed oil well.

If Empire has not drilled or re-entered a test well on the prospect leases before August 1, 2010 and has no plans to drill or re-enter a test well it shall re-assign all of the prospect leases to Viking. If it has drilled a successful oil well or plans to drill or re-enter a test well then it shall pay the August 31, 2010 rentals to retain the leases in good standing.

This proposal is open for acceptance until 5:00 p.m. Thursday, August 6, 2009; therefore, if you find it acceptable please sign and return one copy of this letter to Empire.

Yours very truly,

EMPIRE PETROLEUM CORPORATION

___________________________________

BY: A. E. WHITEHEAD, PRESIDENT

AEW/gs

Enclosures

Agreed to this 5th day of

August, 2009

VIKING EXPLORATION, LLC

_______________________________________

BY: JAMES C. EINARSEN, MANAGER

SCHDULE "A"

SOUTH OKIE DEVELOPMENT PROJECT - LEASE AND ORR SCHEDULE - T37N R85W,
NATRONA COUNTY, WYOMING
				% ORR		EXPIRATION
LEASE NO.	NO.			RETAINED	% NRI	DATE OR
& ACREAGE	OF		EXISTING	BY	TO	LEASE
DESCRIPTION	ACRES	OWNERSHIP	ORR'S	VIKING	PURCHASER	STATUS

W-36587	40	Viking 100%	Eckels et al 1%		92.50%	HBP
Sec. 14: SE/4SW/4			Gillespie et al 1%	5.50%	Less SSR*
(segregated from Okie					(76% at 150
Draw Unit)					BOPD)
Competitive Lease

W-153586	1800	Viking 100%	0%	5.00%	78.33%	8/31/2011
Sec. 15: SW, SWSE
22: All
23: S/2SW
25: NENE,
NWNW,
S/2N/2, S/2
26: N2

WYW-174767	720	Viking 100%	0%	5.00%	82.50%	9/30/2017
Sec. 23: E/2NE, NW,
N/2SW, SE
24: NW, N/2SW

Note: *SSR=Competitive Lease - Sliding Scale Royalty under USGS known geologic structures. USGS's ORR's vary from 12.5% for 50 BOPD up to 25.0% for 400
BOPD

SCHDULE "A"

SOUTH OKIE DEVELOPMENT PROJECT - LEASE AND ORR SCHEDULE - T37N R85W,
NATRONA COUNTY, WYOMING
				% ORR		EXPIRATION
LEASE NO.	NO.			RETAINED	% NRI	DATE OR
& ACREAGE	OF		EXISTING	BY	TO	LEASE
DESCRIPTION	ACRES	OWNERSHIP	ORR'S	VIKING	PURCHASER	STATUS

W-36587	40	Viking 12.5%	Eckels et al 1%		92.50%	Okie Draw
Sec. 14: SW/4SE/4		Underwood 87.5%	Gillespie et al 1%	3.50%	Less SSR*	1-4 well is
Communitiezed with					(76.5% at	producing and
Sec. 23: N/2NW/4NE/4					150 BOPD	holds by
production
both leases
W-36587 &
W-0323746

The above 40 acre tract contains the Okie Draw 1-14 well which has produced 114,088 Bbls. Oil as of Nov., 2005. The Okie Draw
Unit was contracted to 60 acres shortly after 4/12/1979 and contains the SW/1/4 SE1/4 Sec. 14 and the N1/2 NW1/4 NE1/4 Sec. 23.
The 1-14 well and the 560 gross acres it holds by production, (87.5% Working Interest) can be acquired by PURCHASER of this deal by dealing directly with Carl Underwood in Casper, Wyoming.

W-36587	160	Viking 12.5%*	Eckels et al 1%	3.50%	92.50%	Competitive
Sec. 14: N/2 SW/4,		Underwood 87.5%	Gillespie et al 1%		Less SSR*	Lease - HBP
SW/4 SW/4,			Underwood 2%		(76.5% at	(Held by
W/2 SE/4					150 BOPD	Production)
Sec. 15: N/2 SE/4,	120
SE SE/4

W-0323746	160	Viking 12.5%	Ray A. Hose 1%	4.50%	80.00%	Non
Sec. 14: S/2 NW/4,		Underwood 87.5%	Underwood 2%			Competitive
E/2 SE/4						Lease - HBP
(Held by
Production)
Sec. 23: W/2 NE/4	80	Viking 12.5%	Ray A. Hose 1%	4.50%	80.00%	N/2 NW/4
		Underwood 87.5%	Underwood 2%			NE/4 is
Communitized
with Sec. 14:
SW/4 Se/4
HBP (Held by
Production)
TOTAL	3,120 gross acres
2,630 net acres
Viking's Acreage for sale: 100% Working Interest under 2560 gross and net acres plus Viking's 12.5% Working Interest under 560 acres. (70 net acres) plus 1/8 interest in Okie Draw 1-14 well. (See terms of the Deal)